UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                November 23, 2004

                                   GEXA CORP.
               (Exact Name of Registrant as Specified in Charter)


                 Texas                 0-16179              76-0670175
                 -----                 -------              ----------
     (State or Other Jurisdiction     (Commission         (IRS Employer
           of Incorporation)         File Number)      Identification No.)

                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 470-0400
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 23, 2004, Gexa Corp. ("Gexa" or the "Company") completed a private placement (the "Private Placement") with Perry Capital, Zimmer Lucas Partners, LLC, Corsair Capital Management and other accredited investors (the "Investors") of 175,000 equity units (the "Units") at $43.00 per Unit for aggregate gross proceeds of $7,525,000. Each "Unit" sold in the Private Placement consisted of 10 shares of the Company's Common Stock, $.01 par value (the "Common Stock") and three 5-year warrants (the "Warrants") to purchase 1 share of the Common Stock. In total, the Company sold 1,000,000 shares of Common Stock and 525,000 Warrants, and Neil M. Leibman, the Company's Chairman, CEO and President, sold 750,000 shares of Common Stock. Oppenheimer & Co. Inc. ("Oppenheimer") acted as the placement agent for the transaction.

     The Private Placement was completed pursuant to a securities purchase agreement (the "Purchase Agreement") among the Company, Mr. Leibman and each of the Investors dated November 23, 2004. The Purchase Agreement contains representations and warranties by the Company, Mr. Leibman and each Investor typical of transactions of this type. Further, the Purchase Agreement contains a restriction which prevents the Company from offering, selling, contracting to sell or issuing equity securities (with certain standard exceptions) without first obtaining the consent of Oppenheimer (with the consent of a majority of the institutions participating as Investors) during a period beginning on the closing date and ending the latter of (i) 180 days from such date or (ii) 90 days following the effective date of the Registration Statement (as defined below). In connection with the Private Placement, the executive officers and directors of the Company also entered into lock-up agreements whereby each has agreed not to sell shares of Common Stock held by them until the latter of 180 days after the closing date and 90 days (for directors) or 60 days (for executive officers) after the effective date of the Registration Statement.

     The Company has also agreed to file a registration statement (the "Registration Statement") within 30 days of the closing date and to use its commercially reasonable best efforts to cause the Registration Statement to become effective within 120 days after the closing date. The Company must use its commercially reasonable best efforts to keep the Registration Statement effective until the earlier of (i) two years after the closing date for Common Stock (or two years after the exercise date for the Warrants), (ii) the date on which all shares registered thereunder either cease to be outstanding or are held by persons who are not affiliates of the Company and may be resold under Rule 144(k) promulgated under the Securities Act of 1933, as ameded (the "Securities Act") or (iii) the date when all shares registered thereunder have been sold. If (i) the Company fails to file the Registration Statement within 30 days after the closing date or (ii) the Securities and Exchange Commission (the "SEC"), through no fault of the institutional investors participating in the Private Placement, fails to declare the Registration Statement effective within 120 days after the closing, the Company must pay the Investors a liquidated damages penalty equal to 1% of the aggregate purchase price of the Units sold per month until the Registration Statement has been filed or declared effective. The Investors also have certain piggy-back registration rights. The Purchase Agreement further contains standard provisions requiring the Company and each Investor to indemnify each other for liabilities arising in connection with the sale of securities under the Registration Statement.

     The Warrants issued in the Private Placement have an exercise price of $5.59 per share of Common Stock and are exercisable beginning six months and a day after the closing date (May 24, 2005) and ending on the fifth anniversary of the closing date (November 24, 2009), except the Warrants issued to Perry Capital will not become exercisable until the second anniversary of the closing date (November 23, 2006). The Warrants also include standard provisions which adjust the number of shares and exercise price of the Warrants in the event of a stock split, stock dividend, combination or similar corporate transaction.

     In connection with the Private Placement, the Company also issued a warrant (the "Placement Agent Warrant") to Oppenheimer for the purchase of up to 159,250 shares of the Common Stock at an exercise price of $6.02 per share. The Placement Agent Warrant has the same terms as the Warrants except that it also includes a cashless exercise provision. The Company is obligated to include in the Registration Statement the shares of Common Stock issuable upon exercise of the Placement Agent Warrant. Oppenheimer also received a cash commission equal to 7% of the aggregate gross proceeds of the Private Placement and an expense allowance of $75,000.

     The form of the Purchase Agreement, which includes the form of the Warrants, and a press release announcing the completion of the Private Placement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein in their entirety.

Item 3.02.  Unregistered Sales of Equity Securities.

     The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement and Private Placement is incorporated into this Item 3.02. The Private Placement is exempt from registration under
Section 4(2) the Securities Act.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         10.1 Form of Securities Purchase Agreement among the Company and each Investor (including form of Warrant).

         99.1     Press release dated November 23, 2004.


                            [SIGNATURE PAGE FOLLOWS]

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              GEXA CORP.

Date: November 24, 2004                       By:       /s/  David K. Holeman
                                              Name:     David K. Holeman
                                              Title:    Chief Financial Officer

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